Exhibit 10.2


                                 AMENDMENT NO. 1
                                       TO
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               K&M ASSOCIATES L.P.


      This Amendment No. 1 (this "Amendment No. 1") to Amended and Restated Agreement of Limited Partnership of K&M Associates L.P., a Rhode Island limited partnership (the "Partnership"), is made as of January 1, 2006, by and among Aimpar, Inc., a New York corporation, as sole general partner of the Partnership (the "General Partner"), and Ocean State Jewelry, Inc., a Delaware corporation, William B. Edwards and Donald J. Fulford, as limited partners of the Partnership (collectively, the "Limited Partners").

      WHEREAS, the General Partner and the Limited Partners desire to amend the Amended and Restated Limited Partnership Agreement of K&M Associates L.P., dated as of April 1, 1995, by and among the General Partner and the Limited Partners (the "Limited Partnership Agreement") to, among other things, provide for an extension of the Limited Partnership Agreement to December 31, 2010, eliminate the requirement that the financial statements required to be delivered to the General Partner and the Limited Partners be certified by the independent public accountant for the Partnership, provide that the Partnership's Chief Financial Officer, rather than the Partnership's accountant, prepare and deliver to the General Partner and the Limited Partners certain other financial information and address certain other administrative matters;

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the General Partner and the Limited Partners agree as follows:

1. Amendment to Section 3. The last sentence of Section 3 of the Limited Partnership Agreement shall be replaced in its entirety to read as follows:

            "The resident agent shall be a natural person who is a resident of the State of Rhode Island, a Rhode Island domestic corporation, or a Rhode Island foreign corporation authorized to do business in the State of Rhode Island, as may be determined from time to time by AIM."

2. Amendment to Section 5. Section 5 of the Limited Partnership Agreement is hereby amended by replacing the reference to December 31, 2005 with December 31, 2010.

3. Amendment to Section 11.2. Section 11.2 of the Limited Partnership Agreement is hereby replaced in its entirety to read as follows:

            "As soon as practicable after the end of each Fiscal Year, the Chief Financial Officer of the Partnership shall furnish each General Partner and Limited Partner with a copy of the balance sheet of the Partnership as of the last day of such Fiscal Year and a statement of income or loss of the Partnership for such Fiscal Year. The Chief Financial Officer of the Partnership shall also prepare and deliver a statement showing the amounts allocated against the Capital Accounts and Special Accounts, if any, of such General Partner or Limited Partner pursuant to this Agreement during or in respect of such Fiscal Year, the Partner's share of Profits and Losses and the Partner's Special Return, if any, for such Fiscal Year, and any items of income, gain, deduction, credit or loss allocated to the Partner for purposes of the Code, pursuant to this Agreement."

4. Amendment to Section 17.2. Section 17.2 of the Limited Partnership Agreement is hereby amended by replacing the reference to Mr. Joseph Bingle with Ms. Kathleen Bushy.

5. Continued Effectiveness of Limited Partnership Agreement. Except as amended by this Amendment No. 1, the Limited Partnership Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

6. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Rhode Island without giving effect to the principles of conflict of laws thereof that would require the application of any other law.

7. Enforceability. If any term or provision of this Amendment No. 1 is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms and provisions of this Amendment No. 1 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

8. Counterparts. This Amendment No. 1 may be executed in separate counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                           [Signature Page To Follow]


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

      IN WITNESS WHEREOF, this Amendment No. 1 has been executed as of the day and year first above written.


                                          GENERAL PARTNER:

                                          AIMPAR, INC.

                                          By: /s/ Richard G. Marcus
                                              ----------------------------
                                          Name:  Richard G. Marcus
                                          Title:  President


                                          LIMITED PARTNERS:

                                          OCEAN STATE JEWELRY, INC.


                                          By: /s/ Richard G. Marcus
                                              ----------------------------
                                          Name:  Richard G. Marcus
                                          Title:  President


                                          /s/ William B. Edwards
                                              ----------------------------
                                          William B. Edwards


                                          /s/ Donald J. Fulford
                                              ----------------------------
                                          Donald  J. Fulford



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